SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 19, 2002
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
               (Exact name of registrant as specified in charter)

 Delaware                     333-72459                     13-3408713
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(State or other juris-       (Commission                 (I.R.S. Employer
diction of organization)      File Nos.)                 Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code (314) 851-6305
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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

     Attached as Exhibit 8 is the opinion of Cadwalader, Wickersham & Taft with respect to certain tax matters relating to the Issuer's Registration Statement on Form S-3 Registration No. 333-72082, including their consent.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                           By: /s/ Howard Darmstadter
                                               -------------------------
                                                   Howard Darmstadter
                                                   Assistant Secretary


Dated: December 19, 2002